Exhibit 99.2

Execution Version

PRICING AGREEMENT

Deutsche Bank AG, London Branch
HSBC Bank plc
J.P. Morgan Securities plc
Merrill Lynch International
Citigroup Global Markets Limited
Goldman Sachs & Co. LLC
ING Bank N.V., Belgian Branch and the other several Underwriters named in Schedule I hereto,

c/o Deutsche Bank AG, London Branch

21 Moorfields

London EC2Y 9DB

United Kingdom

HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London E14 5JP

United Kingdom

Merrill Lynch International

2 King Edward Street

London EC1A 1HQ

United Kingdom

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

Goldman Sachs & Co. LLC

200 West Street

New York, New York 10282-2198

ING Bank N.V., Belgian Branch

Avenue Marnix 24

1000 Brussels

Belgium

October 26, 2026

Ladies and Gentlemen:

Dover Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated October 26, 2026 (the “Underwriting Agreement”), to issue and sell to the several Underwriters named in Schedule I hereto (the “Underwriters”) the Securities specified in Schedule II hereto (the “Designated Securities”). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus in Section 2 of the Underwriting

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Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus, and also a representation and warranty as of the date of this Pricing Agreement in relation to the Pricing Prospectus, the Pricing Disclosure Package and the Prospectus relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities pursuant to Section 19 of the Underwriting Agreement and the address of the Representatives referred to in such Section 19 are set forth at the end of Schedule II hereto.

Each of the Underwriters agrees that it will not offer or sell any of the Designated Securities in any jurisdiction outside the United States except in circumstances that will result in compliance in all material respects with the applicable laws thereof.

The Prospectus relating to the Designated Securities, in the form heretofore delivered to you, is now proposed to be filed with the Commission.

Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined.

Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof for the Company and each of the Representatives plus one counterpart for each counsel, and upon acceptance hereof by you, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company.

[Remainder of Page Intentionally Left Blank]

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Very truly yours,

DOVER CORPORATION

By:	/s/ James M. Moran
Name: James M. Moran
Title: Vice President, Treasurer

[Signature Page to Pricing Agreement]

Accepted as of the date hereof:

DEUTSCHE BANK AG, LONDON BRANCH

By:	/s/ Ritu Ketkar
Name: Ritu Ketkar
Title: Managing Director

By:	/s/ Ryan Montgomery
Name: Ryan Montgomery
Title: Managing Director

[Signature Page to Pricing Agreement]

HSBC BANK PLC

By:	/s/ Paul Phelps
Name: Paul Phelps
Title: Authorised signatory

[Signature Page to Pricing Agreement]

J.P. MORGAN SECURITIES PLC

By:	/s/ Francesca Schmidt-Fischer
Name: Francesca Schmidt-Fischer
Title: Executive Director

[Signature Page to Pricing Agreement]

MERRILL LYNCH INTERNATIONAL

By:	/s/ Angus Reynolds
Name: Angus Reynolds
Title: Managing Director

[Signature Page to Pricing Agreement]

CITIGROUP GLOBAL MARKETS LIMITED

By:	/s/ Paula Clarke Name: Paula Clarke Title: Director, Transaction Execution Group

[Signature Page to Pricing Agreement]

GOLDMAN SACHS & CO. LLC

By:	/s/ Jonathan R. Zwart
Name: Jonathan R. Zwart
Title: Managing Director

[Signature Page to Pricing Agreement]

ING BANK N.V., Belgian Branch

By:	/s/ Kris Devos
Name: Kris Devos
Title: Global Head of Debt Syndicate

By:	/s/ Romke van der Weerdt
Name: Romke van der Weerdt
Title: Managing Director

[Signature Page to Pricing Agreement]

BNP PARIBAS

By:	/s/ Rafael Ribeiro
Name: Rafael Ribeiro
Title: Managing Director

By:	/s/ Pasquale A. Perraglia IV
Name: Pasquale A. Perraglia IV
Title: Managing Director

[Signature Page to Pricing Agreement]

SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY

By:	/s/ Pauline Donohoe
Name: Pauline Donohoe
Title: Managing Director, Head of Capital Markets SIDAC

By:	/s/ James Walter
Name: James Walter
Title: Head of Legal, Europe

[Signature Page to Pricing Agreement]

ACADEMY SECURITIES, INC.

By:	/s/ Anthony Johnson
Name: Anthony Johnson
Title: Compliance Analyst

[Signature Page to Pricing Agreement]

U.S. BANCORP INVESTMENTS, INC.

By:	/s/ Mike Dullaghan
Name: Mike Dullaghan
Title: Managing Director

[Signature Page to Pricing Agreement]

SCHEDULE I

Principal Amount of Designated Securities to be Purchased
Underwriters
Deutsche Bank AG, London Branch	€168,000,000
HSBC Bank plc	€176,000,000
J.P. Morgan Securities plc	€168,000,000
Merrill Lynch International	€48,000,000
Citigroup Global Markets Limited	€48,000,000
Goldman Sachs & Co. LLC	€48,000,000
ING Bank N.V., Belgian Branch	€48,000,000
BNP PARIBAS	€28,000,000
Scotiabank (Ireland) Designated Activity Company	€28,000,000
Academy Securities, Inc.	€20,000,000
U.S. Bancorp Investments, Inc.	€20,000,000

Total	€800,000,000

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SCHEDULE II

Title of Designated Securities:

4.350% Notes due 2030 (the “Designated Securities”).

Aggregate principal amount:

€800,000,000 of the Designated Securities.

Price to Public:

99.917% of the principal amount of the Designated Securities, plus accrued interest, if any, from November 2, 2026.

Purchase Price by Underwriters:

99.517% of the principal amount of the Designated Securities, plus accrued interest, if any, from November 2, 2026.

Form of Designated Securities:

Book-entry only form represented by one or more fully registered global notes deposited with Clearstream Banking, société anonyme (“Clearstream”), and Euroclear Bank, S.A./N.V., as operator of the Euroclear System (“Euroclear”), to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the offices of Clearstream and Euroclear.

Time of Delivery:

9:00 a.m. (London time), or as soon as possible thereafter, on November 2, 2026.

Indenture:

Indenture dated February 8, 2001, between the Company and Bank One Trust Company, N.A. (as predecessor to JP Morgan Trust Company National Association, The Bank of New York and The Bank of New York Mellon), as Trustee, as supplemented by the Tenth Supplemental Indenture, to be dated November 2, 2026, among the Company, The Bank of New York Mellon (as successor to Bank One Trust Company, N.A., JP Morgan Trust Company National Association and The Bank of New York) as Trustee, and The Bank of New York Mellon, London Branch as Paying Agent relating to the Designated Securities.

Maturity:

November 2, 2030

Interest Rate:

4.350%

Interest Payment Dates:

November 2 of each year, commencing November 2, 2027.

Regular Record Dates:

October 15 of each year.

Redemption Provisions:

No mandatory redemption provisions.

The Company may, at its option, redeem the Designated Securities in whole at any time or in part from time to time at the redemption prices as described under the caption “Description of Notes—Optional Redemption” in the Company’s preliminary prospectus supplement dated October 26, 2026 relating to the Designated Securities (the “Preliminary Prospectus Supplement”). The redemption price prior to October 2, 2030 will be based on the Comparable Government Bond Rate (as defined in the Preliminary Prospectus Supplement) plus 20 basis points and the redemption price on or after October 2, 2030 will be equal to 100% of the principal amount of the Designated Securities being redeemed.

Redemption for Tax Reasons:

The Company may, at its option, redeem all but not part of the Designated Securities in the event of certain changes in the tax laws of the United States (or any taxing authority in the United States). This redemption would be at 100% of the principal amount, together with accrued and unpaid interest on the Securities to, but excluding, the date fixed for redemption (all as described in the Preliminary Prospectus Supplement).

Additional Amounts:

The Company will, subject to certain exceptions and limitations, pay as additional interest on the Designated Securities such additional amounts as are necessary in order that the net payment by the Company of the principal of, premium, if any and interest on the Designated Securities to a holder who is not a United States person, after withholding or deduction for any present or future tax, assessment or other governmental charge imposed by the United States or a taxing authority in the United States, will not be less than the amount provided in the Designated Securities to be then due and payable (all as described in the Preliminary Prospectus Supplement).

Change of Control Offer Provisions:

If a change of control triggering event occurs, the Company may be required, subject to certain conditions, to make an offer to repurchase the Designated Securities at a price equal to 101% of the principal amount of the Designated Securities, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase (all as described in the Company’s preliminary prospectus supplement dated October 26, 2026 relating to the Designated Securities).

Sinking Fund Provisions:

No sinking fund provisions.

Currency of Payment Provisions:

All payments of interest and principal, including payments made upon any redemption of the Designated Securities, if any, interest on and additional amounts, if any, will be payable in euros, provided, that if the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond the Company’s control or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments in respect of the Designated Securities will be made in U.S. dollars until the euro is again available to the Company or so used. The amount payable on any date in euros will be converted into U.S. dollars at the rate mandated by the U.S. Federal Reserve Board as of the close of business on the second business day prior to the relevant payment date or, in the event the U.S. Federal Reserve Board has not mandated a rate of conversion, on the basis of the most recent U.S. dollar/euro exchange rate published in The Wall Street Journal on or prior to the second business day prior to the relevant payment date.

Defeasance Provisions:

As set forth in the Tenth Supplemental Indenture (all as described in the Preliminary Prospectus Supplement).

Closing Location for Delivery of Designated Securities:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Denomination:

The Designated Securities will be issued in minimum denominations of €100,000 in principal amount and integral multiples of €1,000 in excess thereof.

Listing:

The Company intends to apply to list the Designated Securities on The New York Stock Exchange.

Additional Closing Conditions:

No additional closing conditions to those in the Underwriting Agreement.

Names and addresses of Representatives:

Designated Representatives:

Deutsche Bank AG, London Branch

21 Moorfields

London EC2Y 9DB

United Kingdom

And

HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London E14 5JP

United Kingdom

Address for Notices, etc.:

Deutsche Bank AG, London Branch

21 Moorfields

London EC2Y 9DB

United Kingdom

Telephone: +44 207 545 4361

Attention: DCM Debt Syndicate

Email: dcm_london@bofa.com

HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

Telephone: +44 20 7991 8888

Attention: Head of DCM Legal

Email: transaction.management@hsbcib.com

J.P. Morgan Securities plc

25 Bank Street

Canary Wharf

London E14 5JP

United Kingdom

Attention: Head of Debt Syndicate and Head of EMEA Debt Capital Markets Group,

Fax: +44 20 3493 0682

Applicable Time:

4:35 p.m. (London time), on October 26, 2026.

List of Free Writing Prospectuses:

Final Term Sheet, dated October 26, 2026, in the form agreed between the Company and the Representatives on the date hereof.